1 Q3 2021 Earnings Highlights SVB Financial Group Q3 2021 CEO Letter October 21, 2021 To our Stakeholders SVB delivered exceptional financial performance in the third quarter, with Earnings Per Share of $6.24, Net Income of $365 million and year-to-date Return on Equity of 19 percent. We achieved these results even with an estimated EPS impact of $1.59 due to both an $83 million in one-time, pre-tax merger- related charges and a day-one provision of $46 million related to the acquisition of Boston Private. Q3’21 drivers: strong markets, innovation economy tailwinds and effective execution Robust global VC and PE fundraising, investment and exit activity continued in the third quarter, generating ample liquidity for our clients and strong balance sheet growth for us, which was amplified by our acquisition of Boston Private:  Average assets grew by 21% to $183B, a 107% increase over the same period last year.  Average client funds grew by 15% to $355B, an increase of 76% year over year that reflects $86 billion (+110%) of on-balance sheet deposit growth year over year.  Average loans grew by 19%, a 59% increase year over year.  Average fixed income securities grew by 30% to $94 billion, a 188% increase year over year that reflects $26B in securities purchases in the third quarter alone.  Our exceptional balance sheet growth drove a 17% increase in net interest income to $859 million, a 61% increase year over year, despite continuing pressure from low interest rates. Our balance sheet has now grown to a size that enables us to generate strong, sustainable NII growth, even without help from interest rates.  Core fee income grew by 19% during the quarter, (40% year over year) due to Wealth Management and Trust fees from Boston Private, an improved client investment fee margin and increased card activity.  SVB Leerink delivered strong revenues of $107 million, for a total of $393 million year to date, while robust private markets drove warrant and investment gains of $248 million in the quarter, for a total of $926 million year to date net of NCI. To support our substantial growth, in the third quarter we issued $1.3 billion of common stock (gross of fees) and downstreamed $1.5 billion of holding company liquidity to the bank. Historically our strong earnings have offset the impact of our balance sheet growth, enabling us to build our capital ratios. However, our recent exceptional balance sheet growth has temporarily pressured capital ratios despite continued robust profitability. Accessing the capital markets enables us to maintain our growth momentum in the near term while investing in driving growth and profitability for the long-term. We continue to execute on our strategic vision, extending and diversifying our business to support our innovative clients as they grow. Notably, in the third quarter we completed our acquisition of Boston Private and turned our focus to integrating our Private Bank and Wealth Management capabilities and teams. We also significantly expanded our investment banking capabilities, with key new hires in Technology, Healthcare Services and HealthTech investment banking at SVB Leerink.

2 Q3 2021 Earnings Highlights We continue to expand our physical presence in key markets. We opened an office in Miami in the third quarter to focus on early-stage startups and expanded to Montréal. We also announced an SVB Leerink office in Nashville – home to more than 500 healthcare firms – to serve that growing market. Raising 2021 outlook and introducing strong preliminary outlook for 2022 As a result of our continued outperformance, we are again raising our 2021 full-year outlook for balance sheet growth and revenues with an attendant increase in our expense outlook related to higher incentive compensation. Our strong preliminary outlook for 2022 reflects our expectation of continued robust activity in our markets and the broader innovation economy. While we are watching valuations and the markets for any sign of change from the exceptionally high levels of liquidity we’ve seen in the past year, the global innovation economy continues to attract record investment, accelerated by digital adoption and healthcare activity, and both global fundraising and dry powder remain at historic highs. Due to our exceptional growth and execution in 2021 and based on the continuing health of our markets, we believe we are poised for another strong year, even without any significant rate benefit. Our 2022 outlook calls for continued strong balance sheet growth – with average loan growth in the mid-20% range on top of continued stable credit and average deposits in the low 40% range; net interest income growth in the mid-30% range, albeit on a much larger base, with somewhat lower NIM due to liquidity deployment; and mid-20% core fee income growth; as well as higher SVB Leerink revenues relative to 2021, which has been an exceptional year. While we expect 2022 expense growth to slow from 2021’s growth rate, we are increasing our investments in our strategic priorities of enhancing the client experience, driving revenue growth, improving employee enablement and enhancing risk management. We expect to generate substantial operating leverage in our core business – even without warrant and investment gains -- with expected growth in revenues from NII, SVB Leerink and core fees outpacing expected growth in expenses by nearly 2.5 times (in dollars) as implied by our FY’21 and FY’22 guidance. Further accelerating investments to realize our vision, and drive long-term growth Considering this opportunity, we believe it makes sense to accelerate investment now to extend our leadership in the innovation economy and more firmly seize the opportunity ahead of us. Our vision is to be the partner of choice for innovators, enterprises and investors, and this continues to drive our strategy. We have built a unique platform of four complementary businesses – Commercial Banking, Private Banking & Wealth Management, Investment Banking and PE/VC fund management (SVB Capital) – as well as an unmatched network and differentiated expertise. Now we are focused on bringing the full power of the SVB platform to each client relationship. With SVB Leerink, we are building a full-service investment bank dedicated to the innovation economy. The success of SVB Leerink to date has exceeded our expectations, allowing us to attract highly sought- after experts to complement our current team and capabilities, and enhancing our ability to deliver strategic support to our clients as they prepare to raise capital or pursue M&A. Over the past nine months, we have added leadership in Healthcare Services and HealthTech to our industry-leading Life

3 Q3 2021 Earnings Highlights Sciences and Healthcare practice, and extended our capabilities in leveraged finance, private placements and structured finance. In Q3, we expanded the SVB Leerink platform to technology investment banking– a key step toward our being able to offer a full range of investment banking services for our innovation clients. Year to date we’ve hired 87 investment bankers – more than doubling the size of the investment banking team – and expect to add another 35 to 50 people in 2022 in the areas of Technology equity capital markets and research, and Fintech. We expect these investments to drive incremental SVB Leerink revenues of $150-$200 million in 2022 alone, and to enable us to develop and retain deeper, more meaningful relationships with our clients over time. We completed our acquisition of Boston Private and are making meaningful progress toward creating a premier private bank and wealth management platform for our clients. A key aspect of this work will be integration to leverage the best of both platforms – SVB’s knowledge and access to the innovation economy and Boston Private’s private banking and wealth solutions and expertise – and ensure a differentiated client experience. As part of this effort, we will be developing a team-based client engagement model to deliver holistic advice and solutions to our clients. We are seeing promising green shoots and synergies already, with nearly $700 million in mortgage originations across our legacy Private Bank and new Boston Private platform in Q3, and the recruitment of 10 new wealth advisors since the acquisition. In addition to improving client penetration and growing our residential mortgage book, we plan to use our platform to offer unique and differentiated products, including private stock solutions, investment opportunities through SVB Capital and private placements, and Trust and family office services. While we are early in the integration process, we believe our successful efforts will enable us to penetrate this compelling $400 billion (and growing) opportunity among our clients. We are accelerating our investments in creating an enhanced experience for our clients. A significant piece of this enhancement will be the completion of integrated, end-to-end digital banking and digital client onboarding across the business, as well as platform upgrades, APIs and payment enablement solutions. We are continuously expanding our products, through development and partnership, to ensure we can meet our clients’ needs throughout their life cycles. Our recently announced partnership with Plaid will enable our clients to instantly authenticate their bank information and securely generate tokenized payments. And we expect to leverage our new Nasdaq Private Market joint venture and our private banking capabilities to build out our solutions in private stock lending, advisory services and trading. On top of these efforts, we are accelerating our investments in talent acquisition and retention, client acquisition and product penetration. We are also leaning in on our projects to enhance employee enablement and drive scalability and efficiencies across the organization, while keeping pace with our rapid growth and enhancing our risk management capabilities and infrastructure to support a larger and more diversified global organization. Long-term financial targets We believe our robust earnings power, diversified business lines and compelling markets will continue to enable us to deliver strong growth and profitability.

4 Q3 2021 Earnings Highlights With this in mind, we are reintroducing select, long-term financial targets for our growth and profitability. These are not annual guidance, but a view into how we are thinking about the long-term potential of our business. - In a low-rate environment (with Fed Funds between 0% and 2.5%), we would expect ROE of approximately 15% and EPS growth of 10% on an annualized basis. - In a normalized but stable rate environment (with Fed Funds greater than 2.5%), we would expect ROE of approximately 20% and 10% EPS growth annualized. - Should we enter a sustained rising rate environment, we would expect EPS growth to increase to approximately 20% annualized. Again, these are not annual guidance but long-term targets. Summary We remain very positive about the opportunities ahead of us. While liquidity in the innovation markets is at historic highs, we believe demand for investment in the fastest growing segment of the global economy will remain robust and our markets will thrive over the long term. We are making consistent progress in executing on our vision, along with bold steps to advance and expand our platform in investment banking and wealth management. Our outstanding financial performance is the best evidence of our success and we remain focused on relentless execution. We raised our full year outlook for the third time this year and our preliminary 2022 outlook is stronger than any preliminary outlook in years. Our exceptional balance sheet growth to date provides the foundation for substantial NII growth. And our outstanding performance and strong financial position give us the flexibility to increase investment now to extend our leadership position. In the current environment, we believe the larger balance sheet and diversified business we’ve built will drive sustainable revenue growth, regardless of market-related gains and well in excess of our increased investment. By expanding and enhancing our solutions and expertise, we expect to deepen our relationships and goodwill with clients and increase the value we can provide to them as they grow. Moreover, eventual rate increases as the economy improves will amplify our earnings power beyond our current expectations. With robust earnings power, a diversified business model, and the world’s most dynamic clients we have never been better positioned to deliver long-term, scalable growth. Greg Becker President and CEO

Q3 2021 Financial highlights

Contents This presentation should be reviewed with our Q3 2021 Earnings Release and Q3 2021 CEO Letter, as well as the company’s SEC filings Snapshot and current environment PAGE 3 Performance detail and outlook drivers PAGE 21 Appendix PAGE 37 Non-GAAP reconciliations PAGE 54 Q3 2021 Financial Highlights 2

Q3 2021 Financial Highlights 3 Snapshot and current environment

Q3'21 Snapshot: Continued innovation economy momentum and strong execution drove outstanding earnings and exceptional growth

FINANCIAL HIGHLIGHTS

EPS:	Net Income:	ROE:
$6.24*	$365M	12.5%

Q3'21 PERFORMANCE

Changes are vs. Q2'21

$355B
+15%
AVERAGE CLIENT FUNDS[1]
+12% excluding BP deposits

$59B
+19%
AVERAGE LOANS[2]
+5% excluding BP loans

$859M
+17%
NET INTEREST INCOME[2]
+12% excluding BP NII

$204M
+19%
CORE FEE INCOME[3]
+6% excluding BP WM&T fees

$107M
SVB LEERINK REVENUE[3, 4]

$248M
WARRANT AND INVESTMENT GAINS NET OF NCI[3]

$21M
PROVISION FOR CREDIT LOSSES
(Day 1 provision for BP non-PCD loans and unfunded commitments, partially offset by performing reserve release)

*includes –$1.59 impact from

$46M
PRE-TAX DAY 1 PROVISION FOR BP NON-PCD LOANS AND UNFUNDED COMMITMENTS
(included in $21M provision)

$83M
PRE-TAX MERGER-RELATED CHARGES

Note: On July 1, 2021 we completed the acquisition of Boston Private ("BP"). Financial results for Q3'21 include the activities of Boston Private. QoQ changes noted as "excluding BP" exclude Boston Private's Q3'21 balances and earnings.

1. As a result of completing the BP acquisition, Private Bank assets under management ("AUM") are no longer reported in off-balance sheet client investment funds beginning in Q3'21. Q2'21 Private Bank AUM was $1.7B.
2. SBA Paycheck Protection Program ("PPP") contributed $0.6B to average loan balances and $9M to net interest income, including $7M of loan fees. Net interest income presented on a fully taxable equivalent basis.
3. Non-GAAP financial measure. See "Use of non-GAAP Financial Measures" in our Q3 2021 Earnings Release and our non-GAAP reconciliations at the end of this presentation.
4. Represents investment banking revenue and commissions.

svb

Q3 2021 Financial Highlights 4

Q3’21 Highlights Q3 2021 Financial Highlights 5 *Non-GAAP financial measure. See “Use of non-GAAP Financial Measures” in our Q3 2021 Earnings Release and our non-GAAP reconciliations at the end of this presentation. 1. Thriving innovation markets and strong execution continued to drive outstanding earnings and exceptional growth 2. Closed acquisition of Boston Private on 7/1/21 to accelerate private banking and wealth management business 3. Average client funds surged (+$38B excluding BP) as VC investment activity fueled client liquidity, driving exceptional balance sheet growth and strong NII 4. Continued robust GFB loan growth (+$3B QoQ) and addition of Boston Private loan portfolio ($7B) grew average loans +19% 5. Lower provision despite $46M day 1 provision for BP non-purchase credit deteriorated loans and unfunded commitments as credit remained stable and enhanced reserve modeling drove performing reserve release 6. Strong warrant and investment gains net of NCI* of $248M as exit and fundraising activity remained robust 7. Core fees* +19% QoQ buoyed by addition of BP Wealth Management and Trust fees, improved client investment fee margin and increased card activity 8. Robust SVB Leerink revenue* of $107M – pipeline remains strong; launched Technology Investment Banking 9. Outperformance drove increase in incentive compensation, causing Q3 expenses to exceed guidance 10. Issued ~$1.3B of common stock gross of fees to support our growth momentum and investments in our business; issued additional ~$1.1B of common stock to complete Boston Private acquisition 11. Increased FY’21 growth outlook and expect continued momentum in 2022 – significant outperformance and ability to generate strong, sustainable NII allows us to further accelerate investments to capitalize on our long-term growth opportunity Outstanding earnings and exceptional growth Q3 2021 Financial Highlights 5

0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2017 2018 2019 2020 9/30/21 YTD Resilient, highly liquid markets Strong execution Exceptional growth & peer-leading profitability 1,332 1,528 1,475 1,362 1,388 199 336 300 339 500 1,531 1,864 1,775 1,701 1,888 2017 2018 2019 2020 9/30/21 YTD Strong markets and effective execution continued to drive extraordinary growth 6 GLOBAL PE & VC INVESTMENT $ Billions 346 270 302 422 445 2017 2018 2019 2020 9/30/21 YTD GLOBAL VC-BACKED IPOS Count Note: VC, PE and IPO data sourced from PitchBook. Investment data has been updated with PitchBook’s proprietary back-end data set and filters which has resulted in prior period revisions. 1. Excludes new Private Bank clients and legacy Boston Private clients gained through the acquisition of Boston Private. 2. Source: S&P Global Market Intelligence. Represents the average of the return on equity (“ROE”) for each of our peers. For each year, “peers” refers to our peer group as reported in our Proxy Statement and is subject to change on an annual basis. 3. 9/30/21 YTD represents annualized ROE. 9/30/21 YTD peer ROE includes 7 of 15 peers as of October 20, 2021. VC PE SVB COMMERCIAL CLIENT COUNT ~1,700+ new commercial clients in Q3’211 AVERAGE CLIENT FUNDS $ Billions Average Deposits 51 75 92 117 172 43 48 55 75 136 94 123 147 192 309 2017 2018 2019 2020 9/30/21 YTD STRATEGIC GROWTH INVESTMENTS SVB Peer Average2 RETURN ON EQUITY Other PE/VC VC-Backed Pre- VC-Backed 12.4% 20.6% 20.0% 16.8% 19.4% 9.8% 12.8% 11.8% 8.3% 13.2% 2017 2018 2019 2020 9/30/21 YTD DIGITAL CLIENT EXPERIENCE EMPLOYEE ENABLEMENT INTERNATIONALSVB Leerink WestRiver DEBT INVESTMENT BUSINESS ACQUISITION Boston Private ACQUISITION NEW PRODUCTS LARGE FINANCIAL INSTITUTION & U.K. SUBSIDIARIZATION REQUIREMENTS Q3 2021 Financial Highlights Average OBS Client Funds 3

S&P 500 ex Nasdaq-100 2.0x Robust tailwinds supporting the innovation economy Q3 2021 Financial Highlights 7 Note: Market data sourced from FactSet. VC and PE dry powder data sourced from PitchBook. Dry powder data has been updated with PitchBook’s proprietary back-end data set and filters which has resulted in prior period revisions. 1. Nasdaq 100 Index used as a proxy for technology markets. 2. Source: Refinitiv. Historical revenue growth for companies included in the Nasdaq-100 and S&P 500 (excluding Nasdaq-100 companies) as of September 30, 2021. 3. Most recent data available. 10Y U.S. TREASURY YIELD REVENUE GROWTH2 % vs. 12/31/16 Attractive growth opportunity... AS OF 9/30/21 INDEXED PRICE % vs. 1/1/17 …amplified by historically low rates… …and acceleration of digital adoption AS OF 6/30/21 Nasdaq-1001 3.0x 1.5% AS OF 9/30/21 Nasdaq-1001 1.8x S&P 500 ex Nasdaq-100 1.3x 9/30/21 9/30/21 Significant dry powder… 288 308 387 391 444 2017 2018 2019 2020 3/31/21 GLOBAL VC DRY POWDER $ Billions 1,052 1,181 1,284 1,331 1,421 2017 2018 2019 2020 3/31/21 GLOBAL PE DRY POWDER $ Billions …to support future investment 3 3 6/30/21

17 20 21 16 16 18 20 24 30 39 43 51 75 92 117 173 4 4 5 9 12 15 18 20 28 37 39 43 48 55 75 136 21 24 26 25 28 33 38 44 58 76 82 94 123 147 192 309 24% 15% 9% -4% 9% 20% 14% 15% 33% 29% 9% 15% 31% 19% 31%25% 28% -2% -25% 15% 42% -8% 17% 53% 14% -4% 8% 63% -0.4% 16% -200% -150% -100% -50% 0% 50% 100% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 9/30/21 YTD 8 Strong liquidity franchise + innovation economy momentum driving resilient client funds growth TOTAL AVERAGE CLIENT FUNDS 15-YEAR HISTORY ($ Billions) Q3 2021 Financial Highlights Global Financial Crisis VC Recalibration2 COVID-19 Pandemic Note: VC investment data sourced from PitchBook. Investment data has been updated with PitchBook’s proprietary back-end data set and filters which has resulted in prior period revisions. 1. 9/30/21 YTD vs. 9/30/20 YTD percentage change. 2. Pullback in VC investment. Annual total client funds growth rate (positive, negative) On-balance sheet deposits Annual U.S. VC investment growth rate (positive, negative)Off-balance sheet client funds 9/30/21 YTD growth rate1 Average client funds 70% U.S. VC investment 95%

Active capital management to support extraordinary growth

Q3'21 common equity issuances

- Issued ~$1.3B common stock, gross of fees, to support growth momentum and investments
- Issued ~$1.1B common stock to complete Boston Private acquisition

Q3'21 Bank capital ratio drivers

- $1.5B downstream of SVBFG liquidity to Bank
- Strong earnings and robust balance sheet growth
- Day 1 impact of BP acquisition approximately flat to slightly accretive to Bank capital ratios

SILICON VALLEY BANK CAPITAL RATIOS[1]
As of 9/30/21

Targeting **7-8%** Bank Tier 1 Leverage



SVB capital ratio
Regulatory minimum
14.66%
7.00%
Common Equity Tier 1
14.66%
8.50%
Tier 1 Capital
15.19%
10.50%
Total Capital
7.32%
4.00%
Tier 1 Leverage

Levers to support capital

Strong profitability
builds capital

12.5%
Q3'21 ROE

Off-balance sheet solutions
help optimize growth

45%
OF Q3'21 AVERAGE CLIENT FUNDS GROWTH EXCLUDING BP IN OBS CLIENT FUNDS
(36% including addition of BP deposits)

SVBFG liquidity
a portion of which can be downstreamed to Bank

$1.1B
9/30/21 SVBFG LIQUIDITY

Capital markets activity
to support growth

2021 YTD NEW ISSUANCES
$1.75B PREFERRED STOCK
$1B SENIOR NOTES
$2.4B COMMON STOCK[2]

Amounts are gross of fees

Interest rate risk management
to mitigate OCI risk

$11B FAIR VALUE HEDGES AS OF 9/30/21 (49% OF AFS)
$3B TRANSFERRED FROM AFS TO HTM IN Q3'21

Shortening duration
OF AFS PORTFOLIO TO ~2 YEARS (HEDGE-ADJUSTED TARGET)

svb

1. Ratios as of September 30, 2021 are preliminary and include impact of the Boston Private acquisition.
2. Excludes $1.1B shares issued on July 1, 2021 to complete Boston Private acquisition.

Q3 2021 Financial Highlights 9

Raising FY'21 growth outlook; expect continued momentum in 2022

Outlook considerations

- Raising FY'21 growth outlook again as economic conditions further improve and strong tailwinds continue to support the innovation economy
- Expect robust growth to continue in 2022, although moderating from 2021's exceptional levels, reflecting the strength of our markets, our larger balance sheet and effective execution of our growth initiatives
- Outstanding performance and strong outlook provide opportunity to further accelerate our investments to drive and support long-term growth
- Outlook includes Boston Private operating expenses but excludes merger-related charges – estimate ~$25M pretax merger-related charges in Q4'21 and ~$40M spread relatively evenly in FY'22
- Outlook also excludes impact of potential changes relating to: interest rates; material deterioration in the overall economic environment; and corporate tax or other regulatory/policy changes under the current U.S. government administration

Business driver	FY'20 results	7/22/21 outlook FY'21 vs. FY'20	Current outlook FY'21 vs. FY'20	Preliminary 2022 outlook FY'22 vs. FY'21
Average loans	$37.3B	Mid 40s % growth	Mid 40s % growth	Mid 20s % growth
Average deposits	$75.0B	Low 90s % growth	Mid 90s % growth	Low 40s % growth
Net interest income[1]	$2,156M	Mid 40s % growth	Mid 40s % growth	Mid 30s % growth
Net interest margin	2.67%	2.00%–2.10%	2.00%-2.10%	1.90%–2.00%
Net loan charge-offs	0.20%	0.20%–0.40%	0.20%–0.40%	0.20%–0.40%
Core fee income[2,3]	$603M	High teens % growth	Low 20s % growth	Mid 20s % growth
SVB Leerink revenue[2,4]	$481M	$480M–510M	$525M–$550M	$625M–675M
Noninterest expense excluding merger-related charges	$2,035M	Mid 30s % growth	Low 40s % growth	Low 20s % growth
Effective tax rate	27.0%	25%–27%	25%–27%	25%–27%

Note: Actual results may differ. 2022 outlook is preliminary and subject to change. For additional information about our financial outlook, please refer to our Q3 2021 Earnings Release and Q3 2021 CEO Letter.

1. Excludes fully taxable equivalent adjustments.
2. Non-GAAP financial measure. See "Use of non-GAAP Financial Measures" in our Q3 2021 Earnings Release and our non-GAAP reconciliations at the end of this presentation.
3. Excludes SVB Leerink.
4. Represents investment banking revenue and commissions.

svb

Q3 2021 Financial Highlights 10

Our vision: Be the most sought-after digital-age partner helping innovators, enterprises and investors move bold ideas forward fast 11 Clients SVB Private Bank Private banking and wealth management Silicon Valley Bank Global commercial banking SVB Capital Private venture investing expertise, oversight and management SVB Leerink Investment banking for technology, healthcare and life science companies Q3 2021 Financial Highlights Expanding and deepening our global platform: , and have bolstered organic initiatives to meet clients’ needs at all stages M&AStrategic investments hiring New Tech, Healthcare Services & Healthtech hires DEBT INVESTMENT BUSINESS

Further accelerating investments to drive and support long-term growth

Outstanding performance
19.4%
9/30/21 YTD ROE

+

Strong, sustainable NII growth
Mid 30s%
PRELIMINARY FY'22 NII GROWTH OUTLOOK[1]

+

Compelling markets
~$1.9T
GLOBAL PE/VC DRY POWDER[2]

→ **Investing NOW to extend leadership position in the innovation economy**

Accelerated investments in 2022 will drive long-term scalable growth

Enhance client experience

- End-to-end digital banking platform
- Digital client onboarding
- Technology platform upgrades
- APIs and payment enablement
- Strategic partnerships to accelerate product delivery

Drive revenue growth

- SVB Leerink expansion (healthcare services and technology investment banking)
- Private Banking & Wealth Management integration and go-to-market strategy
- Strategic investments
- Talent attraction, retention and development
- Client acquisition
- New products (payments and cards + enhancements to sponsor-led buyout and recurring revenue-based loans)
- Product penetration
- Fintech strategy
- Geographic expansion
- SVB Capital debt fund and life science strategy

Improve employee enablement

- Agile ways of working
- nCino credit onboarding platform
- Mobile and collaboration tools
- Client and industry insights
- Global Delivery Centers
- Diversity, Equity & Inclusion initiatives

Enhance risk management

- Data foundation
- Cybersecurity
- Large Financial Institution regulatory requirements (Category IV (>$100B in average total consolidated assets); preparing for Category III[3])
- U.K. subsidiarization

1. See page 10 for more information.
2. Source: PitchBook. As of March 31, 2021 – most recent data available.
3. Category III standards will become applicable at >$250B in average total consolidated assets or >$75B in weighted short-term wholesale funding, nonbank assets or off-balance-sheet exposure.

svb Q3 2021 Financial Highlights 12

Building the premier investment bank dedicated to the innovation economy

SVB Leerink expansion initiatives enhance ability to deliver strategic support to our clients as they grow

9/30/21 YTD HIGHLIGHTS

- Launched Technology Investment Banking in September
- Deepened Healthcare Services and Healthtech Practices
- Added Leveraged Finance, Private Placements and Structured Finance capabilities

43 Technology and **44** Healthcare Services and Healthtech investment bankers hired YTD



INITIAL TECHNOLOGY CAPABILITIES
Equity Capital Markets
M&A Advisory
Leveraged Finance
Private Placements
Structured Finance
Convertible Securities
Alternative Equities
Institutional Equities
Equity Research
MEDACorp
SVBLEERINK
ADDED 2021

LOOKING AHEAD

~35-50 anticipated additional hires through year-end 2022 to build out technology equity capital markets, fintech and equity research

~$150M-$200M expected additional SVB Leerink revenue in 2022 from combined new initiatives, shifting the mix of business towards higher margin advisory fees*

NEW **TECHNOLOGY**

- EDUCATION TECHNOLOGY
- INDUSTRIAL TECHNOLOGY
- ENTERPRISE SOFTWARE
- DIGITAL INFRA & TECH SERVICES
- CONSUMER INTERNET, COMMERCE & MARKETING
- FINTECH (Coming soon)

LIFE SCIENCES/HEALTHCARE

- TOOLS & DIAGNOSTICS
- MEDICAL DEVICES
- BIOPHARMA
- HEALTHCARE SERVICES
- DIGITAL HEALTH & HEALTHTECH

Expanded in 2021

* Included in preliminary FY'22 outlook for SVB Leerink revenue of $625M-$675M. SVB Leerink revenue is a non-GAAP financial measure. See "Use of non-GAAP Financial Measures" in our Q3 2021 Earnings Release and our non-GAAP reconciliations at the end of this presentation.

svb
Q3 2021 Financial Highlights 13

Private Banking & Wealth Management: Meaningful integration progress

Focused on capturing the ~$400B potential opportunity among current clients[1]

Grow residential mortgage lending
Immediate opportunity to introduce entrepreneurs and executives at our commercial clients to Private Banking

Attract talent
- Add capacity to serve clients
- Further enhance capabilities and expertise

Provide differentiated solutions
- Private stock solutions
- SVB Capital funds and private placements
- Trust and family office services

EARLY PERFORMANCE INDICATORS

~$700M Q3'21
MORTGAGE ORIGINATIONS
Initial driver of revenue synergies

10 9/30/21 YTD
WEALTH ADVISOR HIRES
+ strong hiring pipeline

MEDIUM-TERM TARGETS (3+ years)

$70B
TOTAL CLIENT POSITION
vs. $46B Q3'21 TCP ($20B Private Bank AUM, $13B loans and $13B deposits)[2]

At least **1** **PBWM RELATIONSHIP** at **50%** **OF COMMERCIAL CLIENTS**

Key integration milestones

Completed
- ☑ **Continued high level of service** without disruption
- ☑ **Retained key talent and established leadership** for all core functions
- ☑ **Began cultural integration**, including firmwide townhalls, training and networking
- ☑ **Finalized roadmap for a best-in-class technology stack**, with decisions for over 300 systems
- ☑ **Announced 5-year $11.2B Community Benefits Plan** to support low- and moderate-income communities

In progress (~18-24 months)
- ☐ **Integrating technology systems** according to defined roadmap
- ☐ **Unifying product offerings** to create consistency and leverage the best capabilities of both organizations
- ☐ **Piloting new team-based client engagement model** to deliver holistic advice and solutions
- ☐ **Developing go-to-market strategy** – launching new brand and product suite in 1H'22
- ☐ **Developing comprehensive private stock solutions**, leveraging our Nasdaq Private Market JV
- ☐ **Recruiting new advisors** to support growth plan

1. Estimated potential "total client position" ("TCP") through SVB's current commercial clients based on SVB management analysis (2020). Includes potential wealth management assets, loans and deposits.
2. Reported Total Client Position represents sum of Private Bank assets under management ("AUM"), and loans and deposits as reported in our segment reporting for SVB Private Bank.

svb
Q3 2021 Financial Highlights 14

Wealth Advisory Investment Lending Wealth Access digital portal Well-positioned to capture compelling private banking and wealth management opportunity Q3 2021 Financial Highlights 15 • Dedicated advisor supported by a team of specialists • Deep wealth management and innovation economy expertise Trusted advisor and team Seamless onboarding 360o view of financial positions Integrated banking and wealth solutions Personalized financial planning Customized portfolio management 24-7 access and support Mortgages Private stock lending Securities-based loans Specialty commercial SVB Capital access Private placements Brokerage solutions Impact investing HNW/UHNW Family office Tax planning Philanthropy Trust & estate + Bespoke solutions Full product suite Premier private banking and wealth platform Superior client focus Holistic, relationship- based advice and service Comprehensive planning to prepare for complex financial needs resulting from liquidity and life events Exclusive access to networking events, insights and investment opportunities in the innovation economy Tailored solutions to address equity compensation, concentrated stock positions and non-liquid assets Next generation digital platform “Always on” digitally enabled interactions and improved efficiencies Large balance sheet to support clients’ borrowing needs

Strategic investments: another channel to expand capabilities to better meet client needs

Nasdaq Private Market	bolster	aumni	techstars_	vouch
2021	**2020**	**2019**	**2019**	**2018**
Centralized marketplace for trading private company stock	Marketplace for on-demand executive talent	Investment analytics platform for VCs, LPs and other private capital investors	Largest global seed investor and accelerator program	Commercial insurance provider powered by technology serving high-growth, venture-backed startups
Commercial Banking: Enable clients to manage secondary offerings with leading technology platform and global distribution network **SVB Private Bank, SVB Capital & SVB Leerink:** Provide investor clients more liquidity options and broader access to investment opportunities	**Commercial Banking:** Help clients rapidly scale and diversify their leadership teams and boards **SVB Private Bank:** Provide clients with access to job opportunities within the innovation economy	**Commercial Banking:** Provide a powerful solution for our PE and VC clients to gain enhanced insights into their portfolios **SVB Capital:** Assist SVB Capital team with market benchmarking, streamlined LP reporting and portfolio analytics	**Commercial Banking:** Expand SVB's early-stage client acquisition channels and support innovative companies in Techstars' global network Gain sector and market insights in the innovation economy	**Commercial Banking:** Connect early and mid-stage clients to Vouch's tailored commercial insurance solutions to benefit customer retention and risk mitigation

Note: Year indicates date of initial investment.

svb

Q3 2021 Financial Highlights 16

Ability to generate sustainable NII 17 1. Net interest income presented on a fully taxable equivalent basis. 2. Represents 9/30/21 YTD NII. 3. 9/30/21 YTD vs. 9/30/20 YTD percentage change. Q3 2021 Financial Highlights 0.4 0.4 0.4 0.4 0.5 0.6 0.7 0.9 1.0 1.2 1.4 1.9 2.1 2.2 2.3 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 5 6 10 14 17 19 21 31 39 42 47 53 60 81 146 0 20 40 60 80 100 120 140 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 9/30/21 YTD 93% 9/30/21 YTD YoY growth rate in average interest earning assets3 NET INTEREST INCOME1 $ Billions NII Estimated based on FY’21 and preliminary FY’22 outlook NIM Average Fed Funds Rate AVERAGE INTEREST EARNING ASSETS $ Billions Average Cash Average Investment Securities Average Loans Historically, balance sheet growth has offset rates to support NII Growth in interest-earning assets provides foundation to drive future interest income Mid 40s% FY’21 NII growth outlook Mid 30s% Preliminary FY’22 NII growth outlook See page 10 for more information 2

$36.0B INTERNATIONAL AVERAGE TOTAL CLIENT FUNDS 12% of total client funds Note: International activity reflects figures for our international operations in the U.K., Europe, Israel, Asia and Canada. This management segment view does not tie to regulatory definitions for foreign exposure. 1. Non-GAAP financial measure. See “Use of non-GAAP Financial Measures” in our Q3 2021 Earnings Release and our non-GAAP reconciliations at the end of this presentation. 2. Based on FY’21 outlook. See page 10 for more information. 3. 2017-2020 CAGR. Diversification further enhances growth and profitability Q3 2021 Financial Highlights 18 $1.9 $2.8 $3.9 $5.4 $8.1 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 2017 2018 2019 2020 9/30/21 YTD $8.1B INTERNATIONAL AVERAGE LOANS 16% of total loans 7.7 10.4 11.6 15.1 31.7 1.4 2.4 3.0 3.0 4.3 $9.1 $12.8 $14.6 $18.1 $36.0 2017 2018 2019 2020 9/30/21 YTD $33.8 $54.0 $67.0 $75.3 $84.4 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 2017 2018 2019 2020 9/30/21 YTD $84.4M INTERNATIONAL CORE FEE INCOME1 16% of total core fees CORE FEES AND SVB LEERINK REVENUE1 $ Millions WARRANT AND INVESTMENT GAINS NET OF NCI1 $ Millions SVB Leerink Revenue Core Fee Income 642 603 535 252 481 393 379 516 894 1,084 2017 2018 2019 2020 2021 Est. FY’212 9/30/21 YTD 9/30/21 YTD Est. FY’212 Total Deposits OBS Client Funds 35 50 86 334 435 55 89 138 238 491 90 139 224 572 926 2017 2018 2019 2020 9/30/21 YTD Warrant Gains Investment Securities Gains Gains will fluctuate with changes in valuation and market conditions Client acquisition Wealth management Investment banking SVB Capital funds International expansion Digital banking Liquidity solutions FX and payments New products & expertise Investments diversifying revenues

Well-positioned for rising rates

Asset sensitive balance sheet...

~$106M MODELED INCREASE IN ANNUALIZED PRE-TAX NII FOR EACH 25 BP INCREASE IN RATES[1]

67% OF Q3 AVERAGE DEPOSITS ARE NONINTEREST-BEARING

90% OF Q3 AVERAGE LOANS ARE VARIABLE RATE

~$3.0-4.0B ESTIMATED SECURITIES PAYDOWNS/QUARTER

...magnified by robust growth...

Mid 40s% EXPECTED FY'21 AVERAGE LOAN GROWTH[2]

Mid 90s% EXPECTED FY'21 AVERAGE DEPOSIT GROWTH[2]

Majority of excess liquidity invested in 3-5 year duration securities (primarily classified as HTM)

...and substantial off-balance sheet client funds

$191B Q3 AVERAGE OBS CLIENT FUNDS

~$195-225M EXPECTED INCREASE IN ANNUALIZED CLIENT INVESTMENT FEES FOR INITIAL 25 BP INCREASE IN RATES*

* Equivalent to 9-11 bp increase in client investment fee margin based on Q3'21 average balances. Expect client investment fee margin to increase by 1-2 bps for each subsequent 25 bp increase in short-term rates

Proactive interest rate risk management

Still benefitting from strategies to protect against low rates:

$132M REMAINING LOCKED-IN SWAP GAINS[3]

$33B ACTIVE LOAN FLOORS[4]

Positioning securities portfolio to create flexibility and mitigate OCI risk from potential rising long-term rates:

$3B TRANSFERRED FROM AFS TO HTM

$11B FAIR VALUE HEDGES (49% OF AFS PORTFOLIO)

MAINTAINING AFS PORTFOLIO DURATION AT **~2y** (HEDGE-ADJUSTED)

Note: Average balances represent Q3'21 averages. All other figures as of September 30, 2021.

1. Equivalent to +13.4% NII sensitivity for the expected 12-month impact of a +100 bp rate shock on net interest income. Management's sensitivity analysis is based on a static balance sheet and is subject to assumptions; actual results may differ. See Q3'21 Form 10-Q report for more information.
2. See page 10 for more information.
3. Unwound $5B swaps in Q1'20 resulting in $227M pre-tax fair value gains in OCI to be reclassified to loan interest income over ~5 years based on the timing of cash flows from hedged variable-rate loans.
4. 3.24% weighted average floor rate. $202M expected benefit from in-the-money floors based on a weighted average maturity of 1.49 years.

svb

Q3 2021 Financial Highlights 19

Attractive long-term growth opportunity

Thriving, high-growth markets

Innovation is driving economic growth, and digital adoption and activity in healthcare are accelerating

Unique liquidity franchise

Powerful client funds franchise with low cost of on-balance sheet deposits

Robust earnings power

- Industry-leading growth and profitability
- Diversified revenue streams to drive earnings through rate and economic cycles

Growth investments

- Expanding and deepening platform to meet innovation clients' needs at all stages
- Enhancing our systems, infrastructure and processes to support our continued growth

High-quality balance sheet

87% of assets in high-quality investments and low credit loss experience lending*

Strong credit quality

Long track record of strong underwriting and resilient credit performance

Strong capital management and ample liquidity

Ability to support growth and manage shifting economic conditions while investing in our business

Proven leadership

Deep bench of proven leaders delivering sustainable growth, supported by strong global team

Industry-leading growth & profitability

Long-term financial objectives

LOW RATE ENVIRONMENT (0-2.50% Fed Funds Rate)		NORMALIZED RATE ENVIRONMENT (>2.50% Fed Funds Rate)		RISING RATE ENVIRONMENT
~15% ROE	~10% EPS GROWTH annualized	~20% ROE	~10% EPS GROWTH annualized	~20% EPS GROWTH annualized

* Based on cash, fixed income investment portfolio and Global Fund Banking and Private Bank loan classes of financing receivables as of September 30, 2021.

svb
Q3 2021 Financial Highlights 20

Q3 2021 Financial Highlights 21 Performance detail and outlook drivers

Key external variables to our forecast Q3 2021 Financial Highlights 22 Our guidance requires clarity around certain external variables, including but not limited to: • Primary driver of capital call line demand which has been the largest source of loan growth over the past 7 years PE fundraising and investment • Promotes new company formation which helps support client acquisition • Source of client liquidity which impacts total client funds growth VC fundraising and investment • Ability for companies to exit via public markets or M&A affects VC/PE fundraising and investment • Deal proceeds support client liquidity • Impacts investment banking revenue and value of warrants and investment securities Exit activity • Affects margins and client acquisition Competitive landscape • Affects health of clients which determines credit quality • Level of business activity drives client liquidity and demand for our products and services Economic environment • Performance and volatility of public, private and fixed income markets impact exit activity and market-driven revenues (FX, investment banking revenue and commissions and warrant and investment gains) Capital markets • Directly impacts NIM via lending and reinvestment yields vs. funding costs • Client investment fees move with short-term rates • Affects mortgage and securities prepayment speeds, impacting timing of premium amortization Shape of yield curve • Current administration and Congress will influence economic policy and stimulus, business and market sentiment, global trade relationships, bank regulations and corporate taxes Political environment

Continued private markets momentum drove surge in client funds Expect average deposit % growth in the mid 90s for FY’21 / low 40s for FY’22 Q3 2021 Financial Highlights 23 124 133 152 174 19151 61 73 92 110 26 31 37 42 54 201 225 262 308 355 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 AVERAGE DEPOSIT MIX AND PRICING AVERAGE CLIENT FUNDS $ Billions FY’21 and preliminary FY’22 outlook key drivers • Total cost of deposits and share of noninterest-bearing deposits expected to remain steady • Strong average client funds growth, both on and off-balance sheet • Deposit growth may be impacted by: +76% YoY Strong PE/VC investment and public markets activity Increases technology and life science/healthcare clients’ liquidity Expect robust investment and public markets activity in FY’22, but moderating from FY’21’s exceptional levels + Normalizing client spending As business activity recovers – • Average client funds +$47B (+$38B excluding BP deposits) primarily driven by strong VC investment activity • Technology clients drove both on and off-balance sheet growth • Share of noninterest-bearing deposits modestly declined due to inclusion of BP deposits, increasing cost of deposits by 1bp QoQ Q3’21 activity 0.04% 0.04% 0.04% 0.04% 0.05% 66.4% 66.7% 66.2% 68.4% 67.1% 50% 52% 54% 56% 58% 60% 62% 64% 66% 68% 70% 0.00% 0.02% 0.04% 0.06% 0.08% 0.10% Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 New client growth Continued strong client acquisition+ Potential for GFB distributions PE/VC fund distributions historically occur at year-end and may impact Q1’22 balances – Off-Balance Sheet Client Funds Noninterest-Bearing Deposits Interest-Bearing Deposits Percent of Noninterest- Bearing Deposits Total Cost of Deposits

32.6 41.4 53.5 72.3 93.8 2.14% 1.98% 1.90% 1.57% 1.55% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 100.0 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 11.3 12.7 14.8 16.7 15.9 2.5 3.2 3.4 4.4 5.9 13.8 15.9 18.2 21.1 21.8 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Tax-effected Yield 4.1y 3.7y 4.8y 4.5y 4.5y N/A N/A 4.3y 3.9y 4.0y Portfolio Duration Hedge-adjusted AVERAGE FIXED INCOME INVESTMENT SECURITIES $ Billions FY’21 and preliminary FY’22 key drivers Q3’21 activity Significant securities purchases as deposit inflows continued Q3 2021 Financial Highlights AVERAGE CASH AND EQUIVALENTS $ Billions • Purchased $25.3B securities (1.37% weighted average yield, 4.9y duration) vs. roll-offs of $4.8B at 1.54% • HTM purchases included agency-issued MBS/CMBS, high-quality munis and a small amount of corporate bonds; AFS purchases primarily included USTs • Significant purchases drove decline in average Fed cash balances – still exceeded target due to surge in deposits • Transferred $3.1B of AFS securities to HTM to protect OCI from decreases in AFS fair value resulting from rising rates • Assumed $982M HTM securities from Boston Private acquisition • Focused on maintaining ~2y AFS portfolio duration to mitigate OCI risk while buying 3-5y duration HTM securities to support portfolio yields • Investing excess on-balance sheet liquidity in high-quality securities (agency MBS/CMBS, munis and corporates), primarily classified as HTM • Managing average Fed cash balances to $8-10B target by end of 2021* • Expect average portfolio yield to be ~1.50-1.60% for FY’21 and FY’22: * Actual balances depend on timing of fund flows. 10.0B 11.4B 24.0B 21.2B 25.3BSecurities Purchases Low new purchase yields modestly pressured Q3’21 portfolio yields Outsized deposit growth continued to drive elevated cash balances, despite significant securities purchases in Q3’21 24 High-quality alternative investments Opportunistically buying strong credit-quality munis and corporate bonds to support portfolio yields + Rate protections Maintaining ~2y AFS portfolio duration (hedge-adjusted) ~$11.3B receive floating swaps at 38 bps cost (as of 9/30/21) – Low new purchase yields Expect new purchase yields ~1.45-1.55% Estimated ~$3.0-4.0B paydowns per quarter – Premium amortization expense From paydowns of securities purchased at a premium – Fed Cash Cash in other financial institutions and foreign central banks

Flexible liquidity management strategy supports strong, profitable growth

Robust liquidity solutions to meet clients' needs

40+
LIQUIDITY MANAGEMENT PRODUCTS

$164B
Q3'21 AVERAGE ON-BALANCE SHEET DEPOSITS

$191B
Q3'21 AVERAGE OFF-BALANCE SHEET CLIENT FUNDS

Continued product development
TO BETTER SERVE CLIENTS

Ability to support client funds growth on and off-balance sheet, while optimizing pricing and mix

On vs. off-balance sheet considerations	Target range	Flexibility
Bank tier 1 leverage ratio	**7-8%** internal target	**$1.1B** SVBFG liquidity as of 9/30/21, a portion of which can be downstreamed to Bank
Profitable spread income	**75-100 bps** minimum target spread between new purchase yields and deposit costs	**~1.45-1.55%** expected new purchase yields **5 bps** cost of deposits enables healthy margins Focused on **supporting yields** and **mitigating OCI risk** from potential rising rates
Liquidity	**$8-10B** average Fed cash target*	**~$3.0-4.0B** expected portfolio cash flows per quarter through 2022 **$110B** borrowing capacity as of 9/30/21 ($5.5B repo, $2.2B Fed Lines, $6.9B FHLB & FRB and $95.8B of unpledged securities)

* Actual balances depend on timing of fund flows.

svb

Q3 2021 Financial Highlights 25

Robust PE/VC investment activity continued to drive strong organic loan growth
Expect average loan % growth in the mid 40s for FY'21 / mid 20s for FY'22

Q3'21 activity

- Average loans +$9B due to addition of BP loans (+$7B) and strong GFB lending activity (+$3B), partially offset by PPP forgiveness
- Healthy Private Bank mortgage growth even as refinance activity moderated with rising rates
- Strong Tech and Life Science/Healthcare originations, partially offset by paydowns as client fundraising activity remained robust
- Decline in loan yields driven primarily by addition of lower-yielding BP loans, $20M purchase accounting amortization of fair value mark ups on BP loans, decreasing PPP forgiveness and early payoffs, continued growth in our GFB portfolio and loan yield compression (see page 27)

AVERAGE LOANS



$ Billions
Portfolio Utilization
PPP
CRE
Other C&I
Premium Wine and Other
Private Bank
Tech and Life Science/HC
Global Fund Banking
55.9%
58.6%
58.4%
58.2%
60.1%
37.3
1.8
1.7
4.3
11.3
18.2
41.5
1.7
1.9
4.6
11.1
22.1
46.3
1.6
1.6
5.0
11.8
26.3
49.8
1.4
1.7
5.2
12.4
29.1
59.3
0.6
2.7
1.4
1.8
8.2
12.7
31.9
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21

AVERAGE LOAN YIELD[1]

Q3 swap gains[2]	$16M
Q3 average active loan floors	$32B



3.80%
(0.20%)
(0.07%)
(0.06%)
3.47%
Q2'21 Loan Yield
Addition of BP loans and Purchase Accounting
Loan Fees (PPP and Prepays)
Loan Mix and Lower Yields
Q3'21 Loan Yield

FY'21 and preliminary FY'22 outlook key drivers

- Loan growth may be impacted by:

  + **Strong PE/VC investment activity**
    Supports GFB capital call line growth
    Expect robust PE/VC investment activity in FY'22, but moderating from FY'21's exceptional levels

  + **Strong Private Bank mortgage growth**
    Enhanced by acquisition of Boston Private

  + **Robust tech and life science/HC pipelines + expansion initiatives**
    Strong pipelines + opportunity to grow project finance (clean energy), recurring revenue, fintech warehouse and sponsor-led buyout loans expected to offset paydowns from abundant liquidity

- Loan yields expected to be impacted by:

  − **Boston Private purchase accounting**
    Amortization of fair value mark ups on loans

  − **Shifting loan mix**
    Growth driven by lower yielding GFB and Private Bank mortgages

  − **Spread compression**
    Increasing competition as economy recovers

  + **Rate protections**
    $132M remaining locked-in swap gains as of 9/30/21[2]
    $33B active loan floors as of 9/30/21[3], however loan renewals may pressure ability to maintain floor rates

Note: Our loan portfolio segments and classes of financing receivables have been revised as a result of the Boston Private acquisition and prior periods have been reclassified to conform with current period presentations. See "Portfolio Segments and Classes of Financing Receivables" in our Q3'21 Earning Release for more information.

1. SBA PPP contributed $9M to Q3'21 NII, including $7M of loan fees. ~$450M PPP loans were forgiven in Q3.
2. Unwound $5B swaps in Q1'20 resulting in $227M pre-tax fair value gains in OCI to be reclassified to loan interest income over ~5 years based on the timing of cash flows from hedged variable-rate loans.
3. 3.24% weighted average floor rate. $202M expected benefit from in-the-money floors based on a weighted average maturity of 1.49 years.

svb

Q3 2021 Financial Highlights 26

Exceptional balance sheet growth drove strong NII despite low rates

Expect NII % growth in the mid 40s for FY'21 / mid 30s for FY'22[1] and NIM between 2.00%-2.10% for FY'21 / 1.90%-2.00% for FY'22

Q3'21 activity

NET INTEREST INCOME[1]
$ Millions

NII **+17%** QoQ despite low rates



735
85
34
+$56M from addition of BP loans
($20M) from BP purchase accounting
22
Primarily GFB
(17)
Primarily driven by lower PPP forgiveness, lower early payoffs and loan yield compression
(4)
4
859
Q2'21 NII
Cash and Fixed Income Portfolio Growth
Boston Private Total NII Impact
Organic Loan Growth
Lower Loan Fees and Yields
Cost of Funding
Additional Day
Q3'21 NII

NET INTEREST MARGIN

NIM impacted by **1) significant securities purchases** due to surging deposits and **2) addition of lower-yielding BP loans and purchase accounting** amortization of fair value mark ups on BP loans



2.06%
(0.05%)
(0.03%)
(0.01%)
(0.01%)
(0.01%)
1.95%
Q2'21 NIM
Fixed Income Portfolio Growth at Lower Yields
Boston Private Total NIM Impact
Loan Mix and Lower Loan Yields
Loan Fees
Cost of Funding
Q3'21 NIM

FY'21 and preliminary FY'22 outlook key drivers

- Q4'21 NII expected to be between $920M - $935M and Q4'21 NIM to be between 1.92%-1.95%
- NII and NIM expected to be impacted by:

+ - **Balance sheet growth (+ for NII, – for NIM)**
Driven by strong client liquidity

+ - **Rate protections (+ for loan yields, – for securities yields)**
~4 bps of NIM protection in 2021 (~3 bps in 2022) from locked-in swap gains[2]
$33B active loan floors as of 9/30/21[3], however loan renewals may pressure ability to maintain floor rates
$11.3B receive floating swaps on AFS portfolio at 38 bps cost (as of 9/30/21)

+ **Reduction in average Fed cash balances**
To $8-10B target by end of 2021 (actual balances depend on timing of fund flows)

– **Low new purchase yields**
Expect new purchase yields ~1.45-1.55%
Estimated ~$3.0-4.0B paydowns per quarter

– **Boston Private purchase accounting**
Amortization of fair value mark ups on loans

– **Shifting loan mix**
Growth driven by lower yielding GFB and Private Bank mortgages

– **Spread compression**
Increasing competition as economic recovery advances

1. NII is presented on a fully taxable equivalent basis, while NII guidance excludes fully taxable equivalent adjustments. SBA PPP contributed $9M to Q3'21 NII, including $7M of loan fees.
2. Unwound $5B swaps in Q1'20 resulting in $227M pre-tax fair value gains in OCI to be reclassified to loan interest income over ~5 years based on the timing of cash flows from hedged variable-rate loans. $132M locked-in gains remain as of September 30, 2021.
3. 3.24% weighted average floor rate. $202M expected benefit from in-the-money floors based on a weighted average maturity of 1.49 years.

svb
Q3 2021 Financial Highlights 27

Stable credit trends and enhanced reserve modeling drove lower provision despite day 1 provision for BP; Expect FY'21 and FY'22 NCOs to be between 20-40 bps

Q3'21 activity

- Provision reflects stable credit trends; a $69M performing reserve release from enhanced reserve modeling[1]; a $46M day 1 provision on non-purchased credit deteriorated ("PCD") loans and unfunded commitments acquired from BP; a $27M increase in unfunded reserves due to commitment growth, changes in portfolio composition and model enhancements[1]; and a $10M increase in performing reserves from loan growth
- Low gross charge-offs ($19M) driven primarily by Investor Dependent portfolio, and strong recoveries ($8M)
- NPLs increased $35M to $117M (0.19% of EOP loans) and criticized increased $0.5B to $1.6B (2.65% of EOP loans); BP contributed $31M NPLs and $452M criticized

PROVISION FOR CREDIT LOSSES COMPONENTS

$ Millions



2
10
23
(5)
(82)
20
23
2
(5)
(78)
1
81 2
18
(3)
(16)
(62)
4
15
1
7
15
(7)
46
27
1
7
10
(70)
BP non-PCD & unfunded commitments
HTM Securities
Unfunded
Net credit losses
Loan composition
Non-performing loans
Model Assumptions

	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21
Provision for credit losses	$(52)	$(38)	$19	$35	$21
Net charge-offs[3]	0.26%	0.09%	0.79%[2]	0.10%	0.07%
Non-performing loans[4]	0.28%	0.23%	0.20%	0.16%	0.19%

FY'21 and FY'22 preliminary outlook key drivers

- Changes in loan mix and model economic scenarios could drive volatility in provision:

Moody's September economic scenarios

40% baseline	30% downside	30% upside

- Credit quality could be impacted by:

+ Vaccine distributions and re-openings
Support business activity of our clients; watching COVID-19 variants and continued spread

+ Continued investor support
Robust VC investment activity and dry powder

+ Improved risk profile of loan portfolio
Early Stage – most vulnerable loan class that historically has produced the most losses – now only 3% of loans; 69% of loans in low credit loss experience classes (GFB and Private Bank)

– Increased CRE exposure from acquired Boston Private loans
Commercial real estate more impacted by restrictions to reduce spread of COVID-19 and transition to hybrid work environment; mitigated by limited overall exposure (only 4% of total loans) and ample reserves

– Larger Growth Stage and Innovation C&I loan sizes
May introduce greater volatility in credit quality

1. See page 30 for more information on model enhancements and impacts.
2. Q1'21 included $80M net charge-off related to an isolated GFB potential fraud incident. Less this $80M net charge-off, Q1'21 net credit losses were $1M and net charge-offs were 0.09%.
3. Net loan charge-offs as a percentage of average total loans (annualized).
4. Non-performing loans as a percentage of period-end total loans.

svb

Q3 2021 Financial Highlights 28

Global Fund Banking ("GFB") 55% Early Stage ID 3% Growth Stage ID 6% CFD - SLBO 3% Innovation C&I 10% PPP 1% CRE 4% Other C&I 2% Premium Wine and Other 2% Private Bank 14% Global Fund Banking ("GFB") 15% Early Stage ID 12% Growth Stage ID 22% CFD - SLBO 10% Innovation C&I 17% CRE 10% Other C&I 3% Premium Wine and Other 3% Private Bank 8% ID = Investor Dependent | CFD = Cash Flow Dependent | SLBO = Sponsor-led buyout | C&I = Commercial & Industrial | PPP= Paycheck Protection Program | CRE = Commercial Real Estate 69% of loans in low credit loss experience Global Fund Banking and Private Bank classes TOTAL LOANS $61B at 9/30/21 Low Credit Loss Experience Classes Technology & Life Science /Healthcare Q3 2021 Financial Highlights 29 * Our loan portfolio segments and classes of financing receivables have been revised as a result of the Boston Private acquisition. See “Portfolio Segments and Classes of Financing Receivables” in our Q3’21 Earning Release and the Appendix in this presentation for more information. ALLOWANCE FOR CREDIT LOSSES FOR LOANS $398M at 9/30/21 New classes of financing receivables to accommodate Boston Private loans* • CRE and Other C&I: New classes resulting from the Boston Private acquisition • Growth Stage ID: Combines former Mid Stage and Later Stage segments in our historical disclosures • Innovation C&I: Combines former CFD - Other and Balance Sheet Dependent segments in our historical disclosures • Premium Wine and Other: Combines former Premium Wine and Other segments in our historical disclosures

Performing reserve release from enhanced modeling and improved loan mix offset day 1 allowance on BP loans, driving lower ACL % of total loans

MODEL ENHANCEMENTS & IMPACTS

- Leveraged 2 years of additional portfolio data to refine and enhance assumptions
- More granular, product-specific prepayment models

▶ **Performing reserve releases** for funded loans primarily driven by faster prepayment assumptions and strong performance over past 2 years, despite stressed economic environment

▶ **Unfunded reserve build** due to increase in expected future commitments for milestone tranches of Investor Dependent loans, which are tied to company performance or additional funding rounds

Economic scenarios: Moody's Sept. forecasts: 40% baseline (~5% peak unemployment in Q3'21 and ~5% 1 year GDP growth), 30% downside, 30% upside

ALLOWANCE FOR CREDIT LOSSES FOR LOANS AND UNFUNDED CREDIT COMMITMENTS

$ Millions



516
396
120
66
2
$44M for BP non-PCD loans
$22M for BP PCD loans
$2M for BP unfunded commitments
6
17
Changes in loan composition/growth
Changing credit quality
Charge-offs/ recoveries
10
(70)
Enhanced reserve modeling (-$69M for funded, +$10M for unfunded)
Economic scenarios (-$1M for funded)
547
398
149
ACL for loans
ACL for unfunded credit commitments

	$ Millions	ACL 6/30/21 (%)	ACL 6/30/21	Day 1 Allowance on Acquired Loans[1]	Portfolio Changes	Model Assumptions	ACL 9/30/21	ACL 9/30/21 (%)
Tech & LS/HC	Early Stage Investor Dependent	3.54%	55	-	(4)	(2)	49	3.15%
Tech & LS/HC	Growth Stage Investor Dependent	2.72%	102	-	-	(13)	89	2.32%
Tech & LS/HC	Cash Flow Dep: Sponsor Led Buyout	2.24%	43	-	-	(2)	41	2.15%
Tech & LS/HC	Innovation C&I	1.33%	77	-	2	(11)	68	1.14%
	Global Fund Banking	0.21%	66	-	6	(13)	59	0.17%
	Private Bank	0.88%	47	9	-	(25)	31	0.37%
	Premium Wine and Other	0.64%	6	2	2	(1)	9	0.73%
	Other C&I	N/A	N/A	13	-	(1)	12	1.05%
	Commercial Real Estate	N/A	N/A	42	-	(2)	40	1.48%
	PPP	0.0%	-	-	-	-	-	0.0%
	ACL for loans	0.78%	396	66	6	(70)	398	0.65%
	ACL for unfunded credit commitments	0.33%	120	2	17	10	149	0.37%
	ACL for loans and unfunded credit commitments	0.59%[2]	516	68	23	(60)	547	0.54%[2]

Note: Our loan portfolio segments and classes of financing receivables have been revised as a result of the Boston Private acquisition and prior periods have been reclassified to conform with current period presentations. See "Portfolio Segments and Classes of Financing Receivables" in our Q3'21 Earning Release for more information.

1. Only the $46M for the non-purchase credit deteriorated ("PCD") loans and unfunded commitments acquired from Boston Private is included in Q3'21's provision for loan losses.
2. Weighted average ACL ratio for loans outstanding and unfunded credit commitments.

svb
Q3 2021 Financial Highlights 30

Higher client investment fee margin and card activity drove robust organic core fees growth; Expect core fees % growth in the low 20s for FY’21 / mid 20s for FY’22 Q3 2021 Financial Highlights CORE FEE INCOME1 $ Millions Q3’21 activity • Core fees +19% QoQ (+6% excluding BP WM&T fees) • Improved client investment fee margin (from 3 bps to 4 bps) resulting from the Fed’s increase in overnight repurchase rates in June, as well as continued growth in balances, drove higher client investment fees • New clients, relationship expansion and higher utilization drove card fees +10% • Continued strong FX fees as PE investment activity remained robust • Core fees to be impacted by: 31 1. Non-GAAP financial measure. See “Use of non-GAAP Financial Measures” in our Q3 2021 Earnings Release and our non- GAAP reconciliations at the end of this presentation. 2. Represents the Private Bank’s client investment account balances. As a result of the completion of the Boston Private acquisition on July 1, 2021, Private Bank assets under management (“AUM”) are no longer reported in off- balance sheet client investment funds beginning in Q3’21. FY’21 and preliminary FY’22 outlook key drivers Recovering business activity Gradual improvement, though watching pace of vaccine distributions, COVID-19 spread and shutdowns + New client growth and deepening engagement From investments in client acquisition, new products and client experience + Enhanced wealth management offering Full-year impact of inclusion of Boston Private + launching new PBWM brand and product suite 1H’22 + 12 12 13 13 13 14 20 16 18 21 22 23 25 28 29 32 25 20 15 20 44 51 57 67 65 23 25 28 31 34 22 0 0 0 0 0 0 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Lending Related Fees Deposit Service Charges Client Investment Fees Credit Card Fees LOC Fees FX Fees Wealth Management & Trust Fees (“WM&T”) PRIVATE BANK ASSETS UNDER MANAGEMENT2 $ Millions 1,667 19,565 (31) (51) 17,980 Q2'21 AUM Assets acquired from Boston Private Net flows Market returns Q3'21 AUM Improving client investment fees As balances increase+ Higher lending related fees Driven by higher loan originations, syndications and collaboration between Commercial Bank and SVB Leerink on sponsor-led buyout lendingopportunities + Strong PE investment activity Supports FX fee growth+ 147 156 159 172 204

Continued momentum from SVB Leerink

Expect SVB Leerink revenue between $525-550M for FY'21 / $625-675M for FY'22

SVB Leerink expands our solutions for clients



MEDACorp
Equity Capital Markets
M&A Advisory
Leveraged Finance
Private Placements
Structured Finance
Convertible Securities
Alternative Equities
Institutional Equities
Equity Research
SVBLEERINK

LIFE SCIENCES/HEALTHCARE

- TOOLS & DIAGNOSTICS
- HEALTHCARE SERVICES
- BIOPHARMA
- MEDICAL DEVICES
- DIGITAL HEALTH & HEALTHTECH

NEW **TECHNOLOGY**

- DIGITAL INFRA & TECH SERVICES
- EDUCATION TECHNOLOGY
- INDUSTRIAL TECHNOLOGY
- CONSUMER INTERNET, COMMERCE & MARKETING
- ENTERPRISE SOFTWARE
- FINTECH — Coming soon

Q3'21 activity

- SVB Leerink continued to capitalize on strong public markets: 14 book-run transactions in Q3 ($3.2B in aggregate deal value)
- Announced new technology investment banking expansion in September

SVB LEERINK REVENUE[1]
$ Millions



Commissions
Investment Banking
108
16
92
151
18
133
166
24
142
120
17
103
107
17
90
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
SVB Leerink expenses
$78M
$131M
$136M
$99M
$142M

FY'21 and preliminary FY'22 outlook key drivers

- Shifting conditions may create volatility for market-sensitive revenues:

+ New hires and expertise
Recent hires to grow technology, healthcare services and healthtech investment banking expected to add $150-200M of revenues in 2022[2]
Continue to add talent to deepen and expand capabilities

+ Strong public markets activity
Drives investment banking revenues
Expect robust public markets activity in FY'22, but moderating from FY'21's exceptional levels

+ Strengthening collaboration
Between Commercial Bank and SVB Leerink

1. Non-GAAP financial measure. See "Use of non-GAAP Financial Measures" in our Q3 2021 Earnings Release and our non-GAAP reconciliations at the end of this presentation.
2. Included in preliminary FY'22 outlook for SVB Leerink revenue of $625M-$675M.

svb

Q3 2021 Financial Highlights 32

Strong warrant and investment gains as exits and fundraising remained robust
Gains will fluctuate with changes in valuation and market conditions

Q3’21 activity

- Robust exit and fundraising activity drove warrant exercises and improved valuations
- Warrant gains included $91M gains on exercises driven primarily by IPO activity during the quarter and $57M net valuation increases from private fundraising rounds and potential exit activity
- Investment gains primarily driven by unrealized valuation increases related to SVB Capital and SVB Leerink funds and strategic investments, partially offset by decreases in public equity security valuations

FY’21 and preliminary FY’22 key drivers

- Shifting conditions may create volatility for warrant and investment gains – gains (losses) are client-specific and may not always correlate with broader market trends:

– **Normalizing gains**
After multiple quarters of exceptional gains

– **Market volatility**
Impacts valuations, PE/VC investment and exit activity

\+ **Strong PE/VC investment activity**
Improves valuations

Expect robust investment activity in FY’22, but moderating from FY’21’s exceptional levels

\+ **Robust exit markets**
Impacts ability to realize gains

Expect robust exits in FY’22, but moderating from FY’21’s exceptional levels

\+ **New client growth**
Opportunity to build warrant portfolio

WARRANT AND INVESTMENT GAINS NET OF NCI[1]
$ Millions



Warrant gains
Investment Securities gains
216
54
162
248
144
104
364
222
142
314
122
192
248
147
101
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21

WARRANTS & NON-MARKETABLE AND OTHER EQUITY SECURITIES[2]
$ Millions



Warrants
Non-marketable and other equity securities²
202
818
203
973
244
1,015
266
948
274
1,217
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21

Note: The extent to which unrealized gains (or losses) from investment securities from our non-marketable and other equity securities portfolio as well as our equity warrant assets will become realized is subject to a variety of factors, including, among other things, performance of the underlying portfolio companies, investor demand for IPOs and SPACs, fluctuations in the underlying valuation of these companies, levels of M&A activity and legal and contractual restrictions on our ability to sell the underlying securities.

1. Non-GAAP financial measure. See “Use of non-GAAP Financial Measures” in our Q3 2021 Earnings Release and our non-GAAP reconciliations at the end of this presentation.
2. Net of investments in qualified affordable housing projects and noncontrolling interests.

svb
Q3 2021 Financial Highlights 33

Net warrant gains more than offset Early Stage charge-offs over time and offer meaningful earnings support Q3 2021 Financial Highlights 34 WARRANT GAINS NET OF EARLY STAGE LOSSES $ Millions -3 8 3 3 22 23 11 0 7 37 19 46 71 71 38 55 89 138 237 491 -13 -1 0 -2 -7 -10 -16 -58 -23 -1 -21 -26 -30 -12 -45 -35 -28 -23 -27 -26 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 9/30/21 YTD Net Gains on Equity Warrant Assets Cumulative net gains (2002-9/30/21 YTD warrant gains less Early Stage NCOs) Early Stage NCOs $965M

Core expense growth Private Banking & Wealth Management SVB Leerink Employee enablement & risk management Client experience & revenue growth initiatives ~ See on page 12 Q3’21 activity 327 416 445 425 548 67 77 81 97 104 31 42 33 37 54 2 4 4 3 6 19 45 18 17 25 19 83 45 81 55 55 59 491 665 636 653 879 45.7% 54.8% 45.3% 43.9% 57.7% 0 100 200 300 400 500 600 700 800 900 1000 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 NONINTEREST EXPENSES $ Millions Higher incentives from outstanding performance caused Q3’21 expenses to exceed guidance; Expect noninterest expense % growth excluding merger-related charges in the low 40s for FY’21 / low 20s for FY’22 4,216 4,419 4,601 4,808 6,024 GAAP efficiency ratio* Other Occupancy BD&T Premises and Equipment Professional Services Compensation and benefits Average FTEs Merger-related charges BREAKDOWN OF FY’22 NONINTEREST EXPENSE GROWTH • Revised FY’21 outlook reflects higher incentive compensation from improved SVB Leerink and firmwide performance • Outstanding performance, strong growth outlook and compelling markets allow us to further accelerate investments in strategic priorities in 2022 to extend our leadership position: Note: Outlook excludes merger-related charges associated with the Boston Private acquisition. Estimate ~$25M pretax merger-related charges in Q4’21 and ~$40M spread relatively evenly in FY’22. * Included in the GAAP efficiency ratio for Q4’20: $29M real estate expenses and $20M SBA PPP donation; for Q2’21: $19M merger-related charges; and for Q3’21: $83M merger-related charges. Q3 2021 Financial Highlights 35 • QoQ increase in noninterest expenses driven primarily by 1) merger-related charges; 2) inclusion of BP operating expenses; and 3) higher compensation expense due to outstanding performance and SVB Leerink’s new technology investment banking hires • Q3 noninterest expenses excluding merger-related charges exceeded guidance due to higher incentive compensation from stronger-than-forecast SVB Leerink and firmwide performance * * * FY’21 and preliminary FY’22 outlook key drivers Expect FY’22 noninterest expense growth in the low 20s % excluding merger-related charges accelerated investments in 2022 FY’22 expenses FY’21 expenses Continued hiring & FY impact of 2021 hires FY impact of BP expenses PBWM strategy High single digits % Mid single digits % High single digits % In line with historical core expense growth Data Cyber Agile nCino Mobile & collab Digital Strategic investments Talent Client acquisition New products Product penetration

Summary Q3 2021 Financial Highlights 36 Thriving markets Innovation is driving economic growth, and digital adoption and activity in healthcare are accelerating Substantial PE/VC dry powder and strong demand for alternative assets to fuel long-term liquidity growth Strong outlook Raised FY’21 growth outlook again and expect robust growth to continue in 2022 Exceptional balance sheet growth to date provides foundation to generate strong future NII Accelerating growth investments Outstanding performance and strong outlook enable us to invest NOW to our extend leadership position in the fastest-growing market Well-positioned to drive long-term scalable growth Robust earnings power and diversified business model, enhanced by our investments, will deliver long-term scalable growth Coiled-spring potential of eventual rate increases as economy improves Executing on our vision Consistent progress and bold steps to advance and expand our platform, including integrating Boston Private and building out a full technology investment bank

Appendix Q3 2021 Financial Highlights 37

38 For nearly 40 years, we have helped innovators, enterprises and their investors move bold ideas forward, fast. U.S. venture-backed technology and healthcare IPOs 9/30/21 YTD U.S. venture-backed technology and life science companies ~50% 73%60 Corp Fin Revenue >$75M Accelerator (Early Stage) Revenue <$5M Growth Revenue $5M–$75M Investors Private Equity Venture Capital Individuals Influencers: Entrepreneurs, Investors, Executives Technology & Life Sciences/Healthcare Our mission is to increase clients’ probability of success. We bank: The bank of the global innovation economy Q3 2021 Financial Highlights

Differentiated business model 39 PRIVATE EQUITY ANGEL INVESTORS MANAGEMENT TEAMS VENTURE CAPITAL CAPITAL MARKETS CORPORATE VENTURING GOVERNMENT R&D UNIVERSITIES ENTREPRENEURS SERVICE PROVIDERS At the center of the innovation ecosystem PRIVATE BANKING & WEALTH MANAGEMENT GLOBAL COMMERCIAL BANKING INVESTMENT SOLUTIONS FUNDS MANAGEMENT RESEARCH & INSIGHTS INVESTMENT BANKING Deep sector expertise Comprehensive solutions Unparalleled access, connections and insights to make NEXT happen NOW Q3 2021 Financial Highlights LIFE SCIENCE & HEALTHCARE SOFTWARE & INTERNET PREMIUM WINE BANKING INVESTORS CLIMATE TECHNOLOGY & SUSTAINABILITY FINTECH HARDWARE & FRONTIER TECH

0.51% 0.34% 0.32% 0.23% 0.19% 0.27% 0.22% 0.24% 0.20% 0.29% 2017 2018 2019 2020 9/30/21 YTD 21.2 25.6 29.9 37.3 51.8 2017 2018 2019 2020 9/30/21 YTD 1.4 1.9 2.1 2.2 2.3 3.05% 3.57% 3.51% 2.67% 2.08% -2% -1% 0% 1% 2% 3% 4% $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2017 2018 2019 2020 9/30/21 YTD Key performance indicators Q3 2021 Financial Highlights AVERAGE TOTAL LOANS $ Billions AVERAGE TOTAL CLIENT FUNDS $ Billions CORE FEES AND SVB LEERINK REVENUE2 $ Millions NET CHARGE-OFFS AND NON-PERFORMING LOANS NET INTEREST INCOME AND NIM $ Billions Net Interest Margin Net Interest Income1 Average Client Investment Funds Average Deposits Core Fee Income NPLs3 51 75 92 117 172 43 48 55 75 136 94 123 147 192 309 2017 2018 2019 2020 9/30/21 YTD 642 603 535 252 481 393 379 516 894 1,084 928 2017 2018 2019 2020 9/30/21 YTD 40 1. Net interest income presented on a fully taxable equivalent basis. 2. Non-GAAP financial measure. See “Use of non-GAAP Financial Measures” in our Q3 2021 Earnings Release and our non-GAAP reconciliations at the end of this presentation. 3. Non-performing loans as a percentage of period-end total loans. 4. Net loan charge-offs as a percentage of average total loans. $9.20 $18.11 $21.73 $22.87 $25.16 12.4% 20.6% 20.0% 16.8% 19.4% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 2017 2018 2019 2020 9/30/21 YTD ROE and EPS Diluted EPS Return on Equity Less Q1’21 $80M GFB potential fraud incident 0.09% SVB Leerink Revenue (Investment Banking Revenue and Commissions) NCOs4

28% 13% 10% 3% 21% 16% 8% 1% 22% 33% 24% 12% 2% 7% Strong liquidity franchise Uniquely positioned to drive balance sheet growth On and off- balance sheet liquidity solutions1 2 Diversified sources of liquidity from high-growth markets 3 Low cost deposits 40+ liquidity management products to meet clients’ needs and optimize pricing and mix 67% of total Q3’21 average deposits are noninterest-bearing $164B $191B ON-BALANCE SHEET DEPOSITS OFF-BALANCE SHEET CLIENT FUNDS 5 bps 9 bps SVB TOP 50 BANKS3 $355B TOTAL CLIENT FUNDS Early Stage Life Science/ Healthcare Early Stage Technology Private Bank International2 Life Science/ Healthcare Technology Other U.S. Global Fund Banking OBS CLIENT FUNDS CLIENT NICHE1: Q3 2021 Financial Highlights 41 1. As of September 30, 2021. Represents management view of client niches. 2. International balances do not tie to regulatory definitions for foreign exposure. Includes clients across all client niches and life stages, with International Global Fund Banking representing 3% of total client funds. 3. Source: S&P Global Market Intelligence average for 19 of the top 50 US banks by asset size as of October 20, 2021. DEPOSITSQ3’21 AVERAGE BALANCES Q3’21 AVERAGE COST OF DEPOSITS

PERIOD-END ASSETS $ Billions PERIOD-END LIABILITIES $ Billions 46.9 51.7 64.4 107.1 176.3 $ $20 $40 $60 $80 $100 $120 $140 $160 $180 2017 2018 2019 2020 9/30/21 51.2 56.9 71.0 115.5 191.0 $ $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2017 2018 2019 2020 9/30/21 High-quality balance sheet growth driven by deposits Q3 2021 Financial Highlights Noninterest- bearing Deposits Borrowings Interest-bearing Deposits Other Liabilities 42 87% of assets in high-quality investments and low credit loss experience lending* Noninterest-bearing deposits 65% of total liabilities * Based on cash, fixed income investment portfolio and Global Fund Banking and Private Bank loan classes of financing receivables as of September 30, 2021. Net Loans Other Assets Non-marketable Securities (primarily VC & LIHTC investments) Held-to Maturity Securities Available-for- Sale Securities Cash and Cash Equivalents

PERIOD-END AVAILABLE- FOR-SALE SECURITIES $ Billions PERIOD-END HELD-TO- MATURITY SECURITIES $ Billions High-quality and liquid investment portfolio Q3 2021 Financial Highlights 43 Municipal bonds and notes U.S. agency debentures Agency-issued commercial mortgage-backed securities Agency-issued collateralized mortgage obligations – variable rate U.S. Treasury securities Agency-issued collateralized mortgage obligations – fixed rate Agency-issued residential mortgage-backed securities 11.1 7.8 14.0 30.9 23.0 $ $ $ $ $ $ $ $ $ $ 2017 2018 2019 2020 9/30/21 12.7 15.5 13.8 16.6 82.4 $ 2017 2018 2019 2020 9/30/21 Opportunistically buying strong credit-quality munis and corporate bonds to support portfolio yields Equity securities* U.S. Treasuries and agency-backed securities make up 93% of fixed income portfolio Corporate bonds * Equity securities in public companies are reported in available-for-sale securities in 2017. Upon the adoption of ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities, on January 1, 2018, these equity securities are reported in non-marketable and other equity securities. Managing for flexibility and positioning for higher rates (maintaining ~2y hedge-adjusted AFS portfolio duration)

Improved risk profile, with loan growth driven by lowest risk loan classes Q3 2021 Financial Highlights Early Stage ID % of total loans Other C&I Technology and Life Science/Healthcare Premium Wine and Other Private Bank Global Fund Banking PERIOD-END TOTAL LOANS $ Billions Early Stage Investor Dependent (“ID”) loans, our highest risk loan class, now only 3% of total loans, down from 11% in 2009 and 30% in 2000 44 Note: Our loan portfolio segments and classes of financing receivables have been revised as a result of the Boston Private acquisition and prior periods have been reclassified to conform with current period presentations. See “Portfolio Segments and Classes of Financing Receivables” in our Q3’21 Earning Release for more information. 69% of loans in Global Fund Banking and Private Bank, classes with lowest historical credit losses CRE PPP 4.5 5.5 7.0 8.9 10.9 14.4 16.7 19.9 23.0 28.2 32.9 45.2 61.5 11% 10% 8% 9% 9% 8% 6% 6% 6% 6% 5% 3% 3% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 9/30/21

Long history of strong, resilient credit Q3 2021 Financial Highlights 45 1. Non-performing loans as a percentage of period-end total loans. 2. Net loan charge-offs as a percentage of average total loans. 3. Pullback in VC investment. We’ve successfully navigated economic cycles before and our risk profile has improved 1.07% 1.03% 0.97% 0.62% 0.64% 0.26% 0.31% 0.18% 1.57% 1.15% 0.71% 0.52% 0.42% 0.47% 0.27% 0.73% 0.59% 0.51% 0.34% 0.32% 0.23% 0.19% 3.32% 1.02% 0.25% -0.08% 0.10% 0.04% 0.14% 0.35% 0.87% 2.64% 0.77% -0.02% 0.31% 0.33% 0.32% 0.30% 0.46% 0.27% 0.22% 0.24% 0.20% 0.29% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 9/30/21 YTD NON-PERFORMING LOANS & NET CHARGE-OFFS IMPROVED LOAN MIX % of period- end total loans NCOs2NPLs1 Global Financial CrisisDotcom Bubble Crash 2009 11% Early Stage 30% GFB + Private Bank Q3’21 3% Early Stage 69% GFB + Private Bank 2000 30% Early Stage 5% GFB + Private Bank COVID-19 Pandemic Less Q1’21 $80M GFB potential fraud incident VC Recalibration3 0.09%

Low credit risk capital call lines of credit

Largest driver of loan growth over past 7 years; strong underwriting and well-diversified

Global Fund Banking capital call lending

Short-term lines of credit used by PE and VC funds to support investment activity prior to the receipt of Limited Partner capital contributions

54%[1] **of total loans**

Strong **sources of repayment**

LIMITED PARTNER COMMITMENTS and robust secondary markets

VALUE OF FUND INVESTMENTS with solid asset coverage

Q1'21 potential fraud loss is an isolated event in our ~30 years of capital call lending

Global Fund Banking portfolio[2]

BY INVESTMENT STYLE



PE Funds
VC funds
18%
22%
Growth
Real Estate
5%
Debt
8%
21%
Buyout
13%
Other
13%
Fund of Funds

BY INDUSTRY



Energy
Other
Infrastructure 2%
Natural Resources 1%
3%
7%
FinTech
4%
Life Sciences
12%
38%
Technology
Real Estate
6%
5%
Industrial
8%
14%
Consumer
Debt

1. Capital call lines represent 98% of GFB portfolio.
2. Based on total GFB loan commitments (funded + unfunded) as of September 30, 2021.

svb

Q3 2021 Financial Highlights 46

Supporting innovation around the world Q3 2021 Financial Highlights 47 9/30/21 YTD VC investment by market*  SVB Financial Group’s offices  SVB Financial Group’s international banking network $271B AMERICAS $94B EMEA $135B APAC * As of September 30, 2021. Source: PitchBook. 47 Expanding our platform globally Israel Tel Aviv Business development 2008 U.K. 2004 China 2005 Shanghai Hong Kong (2009) Beijing (2010) Business development London Full-service branch (2012) China Joint Venture 2012 SPD Silicon Valley Bank (JV) Shanghai Additional JV branches Beijing (2017) Shenzhen (2018) Europe 2016 Ireland (2016) Business development Germany (2018) Lending branch Denmark (2019) Business development Canada 2019 Toronto (2019) Lending branch Vancouver (2020) Business Development Montréal (2021) Business Development

12.4% 20.6% 20.0% 16.8% 19.4% 9.8% 12.8% 11.8% 8.3% 13.2% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2017 2018 2019 2020 9/30/21 YTD Industry-leading performance Q3 2021 Financial Highlights 48 Strong return on equity Strong total shareholder return RETURN ON EQUITY 1/1/16 7/1/16 1/1/17 7/1/17 1/1/18 7/1/18 1/1/19 7/1/19 1/1/20 7/1/20 1/1/21 7/1/21 SVB 5.4x BKX 1.8x S&P 500 2.1x TOTAL SHAREHOLDER RETURN3 1/1/16-9/30/21 1. Source: S&P Global Market Intelligence. “Peers” refers to peer group as reported in our Proxy Statement for each year and is subject to change on an annual basis. 2. 9/30/21 YTD represents annualized ROE. 9/30/21 YTD peer ROE includes 7 of 15 peers as of October 20, 2021. 3. Cumulative total return on $100 invested on 1/1/16 in stock or index. Includes reinvestment of dividends. SVB Peer Average1 9/30/21 2

Increasing diversity, equity and inclusion ("DEI") at SVB and across the innovation economy

Embracing diverse perspectives and fostering a culture of belonging

OUR VALUES

We start with **EMPATHY** for others.

We speak & act with **INTEGRITY**.

We embrace **DIVERSE** perspectives.

We take **RESPONSIBILITY**.

We keep **LEARNING & IMPROVING**.

MULTIPRONGED APPROACH

- **Chief Diversity Officer & executive-led DEI Steering Committee**
- **Employee resource groups**
- **Hiring outreach programs, university scholarships & strategic partnerships**
- **Employee awareness programs, regular training & education**
- **Full-time Diversity Recruiting Director**
- **Fair pay analysis**
- **Leadership development**

DIVERSITY AT SVB[1]

Gender (global)

Goal: Reach senior leadership gender parity **50/50 by 2030**

Race & Ethnicity (U.S.)

Goal: Increase underrepresented individuals[2] in senior leadership **by 25+% by 2025**



Total Workforce
Senior Leaders
Board Members
Men 55%
Women 45%
Men 63%
1%
Women 36%
Men 67%
Women 33%
1%
4%
4%
6%
8%
25%
52%
2%
2%
5%
7%
20%
64%
8%
92%
White
Asian
Hispanic/Latinx
Black/African American
Two or more races
Native Hawaiian/Other Pacific Islander
American Indian/Alaska Native
Not disclosed

Championing causes that impact access to and diversity in the innovation economy

ACCESS TO INNOVATION

Our signature program to increase funding for startups founded by women, Black, Latinx or other underrepresented groups and to advance diversity and gender parity in leadership of innovation companies

2020 CONTRIBUTIONS

34
Partner organizations focused on furthering DEI in innovation

$1.0M
Donated to causes supporting gender parity in innovation

$3.1M
Support for diverse, emerging talent in innovation

$20M
Donated SBA PPP fees (net of costs incurred) to diversity and community efforts (donations will be distributed by the SVB Foundation)

Note: Refer to www.svb.com/living-our-values/inclusion-diversity for more information, including EEO data. Website content/links are not a part of this presentation.

1. As of June 30, 2021. We report demographic metrics using racial categories defined by the U.S. Equal Employment Opportunity Commission. Race & ethnicity figures represent U.S. employees only, as regulatory requirements governing data collection and privacy preclude comprehensive data collection in our international offices. We are exploring how we can actively track and share data on our global workforce. Senior leadership includes Executive Committee (includes our executive officers) and leaders from certain top levels of SVB's two highest bands of management. American Indian/Alaska Native does not appear on the charts since they comprise less than 1%. Not disclosed represents individuals who did not choose to disclose gender, race & ethnicity data.
2. Includes groups that have been historically underrepresented in the innovation economy and financial services industry (Black/African American, Hispanic/Latinx and Women).

svb

Q3 2021 Financial Highlights 49

Strong, seasoned management team

Diverse experience and skills to help direct our growth



Dan Beck
CHIEF FINANCIAL OFFICER
4 years at SVB



Greg Becker
PRESIDENT AND CEO
SVB FINANCIAL GROUP
28 years at SVB



Yvette Butler
PRESIDENT OF SVB PRIVATE BANK
& WEALTH MANAGEMENT
3 years at SVB



Marc Cadieux
CHIEF CREDIT OFFICER
29 years at SVB



John China
PRESIDENT OF SVB CAPITAL
25 years at SVB



Phil Cox
CHIEF OPERATIONS OFFICER
12 years at SVB



Anthony DeChellis
CEO SVB PRIVATE BANK
& WEALTH MANAGEMENT
<1 year at SVB



Mike Descheneaux
PRESIDENT
SILICON VALLEY BANK
15 years at SVB



Michelle Draper
CHIEF MARKETING OFFICER
8 years at SVB



Chris Edmonds-Waters
CHIEF HUMAN RESOURCES OFFICER
17 years at SVB



Laura Izurieta
CHIEF RISK OFFICER
5 years at SVB



Jeffrey Leerink
CHIEF EXECUTIVE OFFICER
SVB LEERINK
2 years at SVB



John Peters
CHIEF AUDITOR
14 years at SVB



Michael Zuckert
GENERAL COUNSEL
7 years at SVB

12 years
average tenure at SVB

svb
Q3 2021 Financial Highlights 50

The following terms are used throughout this presentation to refer to certain SVB-specific metrics: Non-GAAP Measures (Please see “Use of non-GAAP Financial Measures” in our Q3 2021 Earnings Release and non-GAAP reconciliations at the end of this presentation) Core Fee Income – Fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange, lending-related fees and wealth management and trust, in aggregate. Core Fee Income plus SVB Leerink Revenue – Core fee income, from above, plus investment banking revenue and commissions. SVB Leerink Revenue – SVB Leerink revenue defined as investment banking revenue and commissions and excludes other income earned by SVB Leerink. Gains (losses) on Investment Securities, Net of Non-Controlling Interests – Net gains on investment securities include gains and losses from our non-marketable and other equity securities, which include public equity securities held as a result of exercised equity warrant assets, gains and losses from sales of our Available-For-Sale debt securities portfolio, when applicable, and carried interest. This measure excludes amounts attributable to noncontrolling interests for which we effectively do not receive the economic benefit or cost. Note regarding Q3’21 expectations presented and non-GAAP measures – Non-GAAP Core Fee Income and SVB Leerink Revenue collectively represent noninterest income, but exclude certain line items where performance is typically subject to market or other conditions beyond our control. Other Measures Fixed Income Securities – Available-for-sale ("AFS") and held-to-maturity ("HTM") securities held on the balance sheet. Total Client Funds (“TCF”) – The sum of on-balance sheet deposits and off-balance sheet client investment funds. Beginning in Q3’21, TCF excludes Private Bank assets under management. Private Bank Assets Under Management (“AUM”) – Consists of the Private Bank’s client investment accounts balances. Total Client Position (“TCP”) – Represents sum of Private Bank assets under management (“AUM”), and loans and deposits as reported in our segment reporting for SVB Private Bank. Glossary Q3 2021 Financial Highlights 51

Glossary (continued) Q3 2021 Financial Highlights 52 Adapted from ER Classes of Financing Receivables: These are the levels at which we monitor and assess credit risk in our loan portfolio. Global Fund Banking: Primarily capital call lines of credit to PE/VC funds. Repayment dependent on the payment of capital calls by the limited partner investors in the funds. Investor Dependent (“ID”): Loans primarily to technology and life science/healthcare companies. Repayment may be dependent upon borrower’s ability to raise additional equity financing or exit. • Early Stage: Loans to pre-revenue, development-stage companies and companies with revenues of up to $5M. • Growth Stage: Loans to mid-stage companies (with revenues between $5-$15M, or pre-revenue clinical-stage biotechnology companies) and later-stage companies (with revenues > $15M). Cash Flow Dependent and Innovation Commercial and Industrial ("C&I"): Loans primarily to technology and life science/healthcare companies that are not Investor Dependent (repayment not dependent on borrower’s ability to raise additional equity financing or exit). • Cash Flow Dependent – Sponsor-Led Buyout (“CFD - SLBO”): Loans to facilitate PE Sponsors’ acquisition of businesses (typically established, later-stage businesses of scale). Repayment generally dependent upon cash flows of the combined company. Reasonable levels of leverage and meaningful financial covenants; sponsor’s equity contribution is often 50+% of the acquisition price. • Innovation Commercial & Industrial (“C&I”): Other cash flow dependent loans (require borrowers to maintain cash flow from operations that is sufficient to service all debt) and balance sheet dependent loans (include asset-based loans and require constant current asset coverage exceeding the outstanding debt) to technology and life science/healthcare companies. Repayment dependent on financial condition and payment ability of third parties with whom our clients conduct business. Private Bank: Loans primarily to executive leaders and senior investment professionals in the innovation economy as well as high net worth individuals acquired from Boston Private. Primarily mortgages. CRE: Generally acquisition financing for commercial properties. Other C&I: Working capital, revolving lines of credit and term loans primarily to non-technology and life science/healthcare companies and commercial tax-exempt loans to not-for-profit organizations. Premium Wine and Other: • Premium Wine: Loans primarily to wine producers, vineyards and wine industry or hospitality businesses across the Western United States; mostly secured by real estate. • Other: Consists of construction and land loans and CRA community development loans. PPP: Loans issued through the SBA Paycheck Protection Program (“PPP”) and are guaranteed by the U.S Small Business Administration.

Acronyms and abbreviations Q3 2021 Financial Highlights 53 FTE – Full-time employee FX – Foreign exchange FY – Full year GFB – Global Fund Banking HC – Healthcare HNW/UHNW – High net worth, ultra high net worth HTM – Held-to-maturity ID – Investor dependent IPO – Initial public offering JV – Joint venture LIHTC – Low income housing tax credit funds LOC – Letter of credit LP – Limited partner LS – Life science LTV – Loan-to-value M&A –Merger & acquisition MBS –Mortgage-backed security Munis –Municipal bonds NCI – Non-controlling interests NCO –Net charge-off NII – Net interest income NIM –Net interest margin NPL – Non-performing loan ACL – Allowance for credit losses AFS – Available-for-sale APAC –Asia-Pacific API –Application programming interface AUM– Assets under management BKX – KBW Nasdaq Bank Index BP – Boston Private Bp – Basis point BD&T – Business development & travel C&I – Commercial and industrial CAGR – Compound annual growth rate CFD – Cash-flow dependent CMO – Collateralized mortgage obligation CMBS– Commercial mortgage-backed security Corp Fin –Corporate Finance CRA – Community Reinvestment Act CRE- Commercial Real Estate DEI –Diversity, equity and inclusion Dep – Dependent EMEA – Europe, the Middle East and Africa EOP – End of period Ex – Excluding EPS – Earnings per share FHLB – Federal Home Loan Bank FRB – Federal Reserve Board OBS–Off-balance sheet OCI –Other comprehensive income PBWM – Private bank wealth management PCD – Purchased credit deteriorated PE –Private equity QoQ –Quarter over quarter Repo – Repurchase agreement ROE –Return on equity SBA PPP – Small Business Administration Paycheck Protection Program SEC – Securities & Exchange Commission SLBO – Sponsor-led buyout SPAC – Special purpose acquisition company SPD – Shanghai Pudong Development Bank SVBFG – SVB Financial Group TCP – Total client position Tech – Technology UST –U.S. Treasury security WM&T –Wealth management and trust VC – Venture capital YoY– Year over year YTD – Year to date

54Q3 2021 Financial Highlights Non-GAAP reconciliations

Non-GAAP reconciliation Core Fee Income Q3 2021 Financial Highlights Non-GAAP core fee income (dollars in millions) Year ended December 31, 2017 2018 2019 2020 9/30/21 YTD GAAP noninterest income 557 745 1,221 1,840 2,177 Less: gains on investment securities, net 65 88 135 421 661 Less: net gains on equity warrant assets 54 89 138 237 491 Less: other noninterest income 59 52 55 98 97 Non-GAAP core fee income plus SVB Leerink revenue 379 516 893 1,084 928 Investment banking revenue — — 195 414 335 Commissions — — 56 67 58 Less: total non-GAAP SVB Leerink revenue — — 251 481 393 Non-GAAP core fee income 379 516 642 603 535 55See “Use of non-GAAP Financial Measures” in our Q3 2021 Earnings Release for more information.

Important information regarding forward-looking statements and use of non-GAAP financial measures Q3 2021 Financial Highlights 56 The Company’s financial results for 2021 reflected in this presentation are unaudited. This document should be read in conjunction with the Company’s SEC filings. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private SecuritiesLitigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements are statements that are not historical facts, such as forecasts of our future financial results and condition, expectations for our operations and business, and our underlying assumptions of such forecasts and expectations. In addition, forward-looking statements generally can be identified by the use of such words as “becoming,” “may,” “will,” “should,” “could,” “would,” “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “assume,” “seek,” “expect,” “plan,” “intend,” the negative of such words or comparable terminology. In this presentation, we make forward-looking statements discussing management’s expectations for 2021 and 2022 about, among other things, economic conditions; the continuing and potential effects of the COVID-19 pandemic; opportunities in the market; the outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan growth, loan mix and loan yields, deposit growth, and expense levels; our expected effective tax rate; accounting impacts; financial results (and the components of such results) and the continuing integration of Boston Private. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may not prove to be correct. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside our control. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: market and economic conditions (including the general condition of the capital and equity markets, and IPO, secondary offering, SPAC fundraising, M&A and financing activity levels) and the associated impact on us (including effects on client demand for our commercial and investment banking and other financial services, as well as on the valuations of our investments); the COVID-19 pandemic and its effects on the economic and business environments in which we operate, and its effects on our operations, including, as a result of, prolonged work-from-home arrangements; the impact of changes from the Biden-Harris administration and the U.S. Congress on the economic environment, capital markets and regulatory landscape, including monetary, tax and other trade policies; changes in the volume and credit quality of our loans as well as volatility of our levels of nonperforming assets and charge-offs; the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios; the adequacy of our allowance for credit losses and the need to make provisions for credit losses for any period; the sufficiency of our capital and liquidity positions; changes in the levels of our loans, deposits and client investment fund balances; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; variationsfrom our expectations as to factors impacting the timing and level of employee share-based transactions; the occurrence of fraudulent activity, including breaches of our information security or cyber security-related incidents; business disruptions and interruptions due to natural disasters and other external events; the impact on our reputation and business from our interactions with business partners, counterparties, service providers and other third parties; the expansion of our business internationally, and the impact of international market and economic events on us; the effectiveness of our risk management framework and quantitative models; our ability to maintain or increase our market share, including through successfully implementing our business strategy and undertaking new business initiatives, including through the continuing integration of Boston Private and the expansion of SVB Leerink into the technology investment banking sector; greater than expected costs or other difficulties related to the continuing integration of our business and that of Boston Private; variations from our expectations as to the amount and timing of business opportunities, growth prospects and cost savings associated with the acquisition of Boston Private; the inability to retain existing Boston Private clients and employees following the Boston Private acquisition; unfavorable resolution of legal proceedings or claims, as well as legal or regulatory proceedings or governmental actions; variations from our expectations as to factors impacting our estimate of our full-year effective tax rate; changes in applicable accounting standards and tax laws; and regulatory or legal changes and their impact on us. The operating and economic environment during the third quarter continued to be impacted by the COVID-19 pandemic and related government orders. Statements about the effects of the COVID-19 pandemic on our business, operations, financial performance and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, potential variations of the virus, vaccination rates, the need for vaccine booster shots, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K, (ii) our most recent Quarterly Report on Form 10-Q, and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law. This presentation shall not constitute an offer or solicitation in connection with any securities. Use of Non-GAAP Financial Measures To supplement our financial disclosures that are presented in accordance with GAAP, we use certain non-GAAP measures of financial performance (including, but not limited to, non-GAAP core fee income, non-GAAP SVB Leerink revenue, non- GAAP core fee income plus non-GAAP SVB Leerink revenue, non-GAAP net gains on investment securities, non-GAAP non-marketable and other equity securities, and non-GAAP financial ratios) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to non-controlling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. Under the “Use of Non-GAAP Financial Measures” section in our latest earnings release filed as an exhibit to our Form 8-K on October 21, 2021, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure. Please refer to that section of the earnings release for more information.

SVB Financial Group is the holding company for all business units and groups © 2021 SVB Financial Group. All rights reserved. SVB, SVB FINANCIAL GROUP, SILICON VALLEY BANK, SVB LEERINK, MAKE NEXT HAPPEN NOW and the chevron device are trademarks of SVB Financial Group, used under license. Silicon Valley Bank is a member of the FDIC and the Federal Reserve System. Silicon Valley Bank is the California bank subsidiary of SVB Financial Group. About SVB Financial Group For nearly 40 years, SVB Financial Group (NASDAQ: SIVB) and its subsidiaries have helped innovative companies and their investors move bold ideas forward, fast. SVB Financial Group’s businesses, including Silicon Valley Bank, offer commercial, investment and private banking, asset management, private wealth management, brokerage and investment services and funds management services to companies in the technology, life science and healthcare, private equity and venture capital, and premium wine industries. Headquartered in Santa Clara, California, SVB Financial Group operates in centers of innovation around the world. Learn more at www.svb.com. 57Q3 2021 Financial Highlights

Q3 2021 Financial Highlights @SVBFinancialGroup Silicon Valley Bank @SVB_Financial www.svb.com 58